UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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VISION-SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

I would like to extend a personal invitation for you to join us at a Special Meeting of Stockholders at our offices at 40 Ramland Road South, Orangeburg, New York 10962 on December 15, 2010 at 10:00 a.m., local time, for the following purposes:

(1)
To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 50,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”) to 75,000,000 shares of Common Stock.

(2)
To approve an amendment to our Certificate of Incorporation to permit the Board of Directors of the Company to fix and determine the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any series of the Company’s currently authorized shares of Preferred Stock.

(3)	To consider and act upon any other business as may properly come before the meeting or any adjournment.

This letter, together with the Notice of Special Meeting of Stockholders, Proxy Statement and form of Proxy are being mailed on or prior to December 2, 2010 to our stockholders of record on November 19, 2010.

Please use this opportunity to take part in our corporate affairs by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Voting electronically or returning your proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

I hope to see you at the meeting.

Date: November 19, 2010
Lewis C. Pell, Chairman

VISION-SCIENCES, INC.
40 Ramland Road South,
Orangeburg, New York 10962

Notice of Special Meeting of Stockholders
to be Held on December 15, 2010

A Special Meeting of Stockholders of Vision-Sciences, Inc. will be held at its offices at 40 Ramland Road South, Orangeburg, New York 10962 on December 15, 2010 at 10:00 a.m., local time, for the following purposes:

(1)
To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 50,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”) to 75,000,000 shares of Common Stock.

(2)
To approve an amendment to our Certificate of Incorporation to permit the Board of Directors of the Company to fix and determine the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any series of the Company’s currently authorized Preferred Stock, without any further approval by holders of the Company’s Common Stock and/or Preferred Stock, if any.

(3)	To consider and act upon any other business as may properly come before the meeting or any adjournment.

All stockholders are cordially invited to attend the Special Meeting. Only those stockholders of record at the close of business on November 19, 2010 are entitled to notice of and to vote at the Special Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal executive offices at 40 Ramland Road South, Orangeburg, New York 10962 by contacting our Corporate Secretary.

By Order of the Board of Directors,

Lewis C. Pell, Chairman
Orangeburg, New York
November 19, 2010

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET OR COMPLETE, DATE AND SIGN YOUR PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEEDS TO BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

VISION-SCIENCES, INC.
40 Ramland Road South
Orangeburg, New York 10962

_________

PROXY STATEMENT
For the Special Meeting of Stockholders
To Be Held on December 15, 2010 at 10:00 a.m. Local Time

_________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Vision-Sciences, Inc. for use at its Special Meeting of Stockholders (“Special Meeting”) to be held on December 15, 2010 at 10:00 a.m. at its offices at 40 Ramland Road South, Orangeburg, New York 10962, and at any adjournment of that meeting.  All proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting.  Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to our Corporate Secretary at our corporate offices prior to the Special Meeting, by voting again prior to the Special Meeting by Internet or telephone or by voting in person at the Special Meeting.

This Proxy Statement and the form of Proxy are first being mailed to stockholders on or  prior to December 2, 2010.

Voting Securities and Votes Required

At the close of business on November 19, 2010, the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting, there were outstanding and entitled to vote an aggregate of 37,711,045 shares of our Common Stock, $0.01 par value per share (“Common Stock”), constituting all of our voting stock.  Holders of Common Stock are entitled to one (1) vote per share.

The holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Special Meeting constitute a quorum for the transaction of business at the Special Meeting.  Shares of Common Stock represented in person or by proxy will be counted for purposes of determining whether a quorum exists at the Special Meeting and will be voted in accordance with the voting specifications or, if none, in the manner specified in the proxy.

Shares held by stockholders who abstain from voting as to a particular matter and shares held in “street name” by brokers or nominees who do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes for or against any such matter nor counted for purposes of establishing a quorum.  We encourage you to provide specific voting instructions to any organization that holds your shares of Common Stock in street name.

The affirmative vote of the holders of a majority of shares of outstanding Common Stock is required to approve each amendment to the Company’s Certificate of Incorporation.  Whether you plan to attend the Special Meeting, you are encouraged to vote by proxy.  If your shares are registered in your name, you may vote in person or by mail (by completing and mailing the enclosed proxy card) or by internet or telephone (in accordance with the instructions attached to the proxy card).  If your shares are held in “street name”, provide instructions on how to vote your shares in accordance with your broker’s instructions.

ALL PROXIES TIMELY RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF THE PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE SPECIAL MEETING.

None of the matters to be acted on at the Special Meeting give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder’s shares.

MATTERS TO BE CONSIDERED AT SPECIAL MEETING

  PROPOSAL 1:  AMENDMENT TO CERTIFICATE OF INCORPORATION—INCREASE IN COMMON STOCK

The Company’s Board has unanimously approved an amendment (“Amendment No. 1 to the Certificate of Incorporation”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the authorized number of shares of Common Stock from 50,000,000 shares of Common Stock to 75,000,000 shares of Common Stock and has authorized Amendment No. 1 to the Certificate of Incorporation to be submitted to the Company’s stockholders for approval.  In accordance with Delaware law, the Company’s Certificate of Incorporation and the Company’s By-Laws, as amended, Amendment No. 1 to the Certificate of Incorporation is required to be approved by holders of a majority of the Company’s outstanding Common Stock.  Attached hereto as Appendix A is the Company’s Amended and Restated Certificate of Incorporation, together with an amendment thereto, as in effect on the date hereof.  Attached hereto as Appendix B is the Amendment to the Certificate of Incorporation in the form as approved by the Board and substantially the form proposed to be filed in the State of Delaware (subject to requisite stockholder approval of both Proposals 1 and 2 set forth in this Proxy Statement, or if both Proposals 1 and 2 are not approved, otherwise in a form to reflect only Amendment No. 1 or Amendment No. 2, as applicable, as approved by the requisite approval of the Company’s stockholders).  Upon approval and subsequent filing of Amendment No. 1 to the Certificate of Incorporation with the Secretary of State in the State of Delaware, the additional shares of Common Stock available for issuance if and when issued, would have the same rights and privileges as the shares of Common Stock now issued.  There are no preemptive rights relating to the Common Stock.

As of November 19, 2010, the Company had 37,711,045 shares of Common Stock issued and outstanding and 8,575,042 shares of Common Stock reserved for issuance in connection with the Company’s outstanding warrants an options.  Accordingly, as of November 19, 2010, based on the presently authorized shares of Common Stock under the Certificate of Incorporation in effect on the date hereof, the Company has only 3,713,913 shares of Common Stock available for issuance.

Reasons for Amendment No. 1 to the Certificate of Incorporation

The Board unanimously deems it advisable and in the best interest of the Company to increase the authorized number of shares of Common Stock under the Certificate of Incorporation to provide the Company with flexibility to issue more shares of Common Stock than presently authorized with Board approval and without further stockholder approval:

● In the event the Board deems it desirable to issue Common Stock (or securities exchangeable or convertible into Common Stock) in connection with one or more public or private offerings, acquisitions, financing transactions, strategic relationships or arrangements or other proper corporate purposes; and

● To have sufficient number of shares available for issuance to directors, officers, employees and others under the Company’s equity stock incentive plans.

The newly authorized shares of Common Stock would be issuable for any proper corporate purpose, including, without limitation, those outlined above.

While the Company does not presently have specific plans, intentions, agreements, understandings or arrangements regarding the issuance of any Common Stock, except in connection with its existing equity incentive plans, it would like to be in position to have sufficient available shares of Common Stock in the event the Company has an opportunity to issue shares of Common Stock (or securities convertible or exchangeable for Common Stock) in a transaction or issuance which the Board deems advisable.  The Company has and will continue to evaluate available alternatives for funding working capital, capital expenditures and operating losses, including private or public offerings of securities or other arrangements.  There can be no assurances that such financings or other arrangements will be available on terms acceptable to the Company, if at all.

Stockholder approval of Amendment No. 1 to the Certificate of Incorporation would, in certain circumstances, permit issuances of equity to be taken without the delay and expense associated with further stockholder approval, except to the extent a particular issuance would require stockholder approval under Delaware law or applicable stock market listing requirements for the particular transaction.  Unless required by Delaware law or applicable stock market listing requirements, the Company would not be required to seek further stockholder approval prior to the issuance of additional authorized shares of Common Stock and any issuances would be determined by our Board, in its sole discretion.

Effect of Amendment No. 1 to the Certificate of Incorporation

The increase in the authorized shares of Common Stock will become effective immediately upon filing the Amendment to the Certificate of Incorporation with the Secretary of State in Delaware.  There will be no changes to the Company’s Certificate of Incorporation by virtue of the filing of Amendment to the Certificate of Incorporation, other than to increase the authorized number of shares of Common Stock from 50,000,000 shares to 75,000,000 shares and, if approved, the amendment described in Proposal 2 related to the Preferred Stock.  The  proposed Amendment will not have any immediate effect on the rights of existing stockholders. However, to the extent that additional authorized shares of Common Stock are issued in the future, the issuances would have consequences on our existing stockholders, including diluting existing stockholder net tangible book value and voting power.  Our existing stockholders do not have any preemptive rights to purchase or subscribe for any part of any new or additional issuance of securities.

The following table reflects the number of shares of Common Stock (1) authorized, (2) issued, (3) reserved but unissued and (4) authorized but unissued and unreserved, each as of November 19, 2010 (the “Record Date”) and as of the Record Date as if the Amendment to the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware and effective.  The Company has 5,000,000 shares of Preferred Stock authorized and unissued under its Certificate of Incorporation.  The Amendment to the Certificate of Incorporation will not modify the number of authorized shares of Preferred Stock.

Number of Shares of Common Stock	As of the Record Date	As of the Record Date as if the Amendment to the Certificate of Incorporation was in effect
Authorized	50,000,000	75,000,000
Issued	37,711,045	37,711,045
Reserved but unissued	8,575,042	8,575,042
Authorized but unissued and unreserved	3,713,913	28,713,913

Advantages of Stockholder Approval of Amendment No. 1

Because of the limited number of shares of Common Stock available for issuance under the Certificate of Incorporation, if Amendment No. 1 to the Certificate of Incorporation is approved by the stockholders, the additional availability of authorized shares of Common Stock would provide the Board with greater flexibility in the event it deems advisable for the Company to raise capital in the form of issuances of Common Stock (or securities exchangeable or convertible for Common Stock) or pursue other strategic opportunities.  The Company would also have a sufficient number of shares of Common Stock to provide incentives for directors, officers, employees and others under the Company’s existing equity incentive plans.

Possible Disadvantages of Stockholder Approval of Amendment No.1 ; Anti-Takeover Provisions

If Amendment No. 1 to the Certificate of Incorporation is approved, any subsequent issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and would dilute the percentage ownership of existing stockholders (not participating in any such issuance).  The increase in authorized but unissued number of shares could also have possible anti-takeover effects.  These authorized but unissued shares of Common Stock could (within the limits imposed by applicable law and applicable stock market listing requirements): (1) be issued in a transaction that the stockholders believe not desirable; or (2) be issued in one or more transactions that could make a change of control of the Company more difficult or costly, and therefore more unlikely.  The additional authorized shares of Common Stock could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders.  The Board is not aware of any effort by a third party to accumulate or securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise nor does the Board have any intention of using additional authorized Common Stock to deter a change of control.

Amendment No. 2 could also have an anti-takeover effect, though not approved by the Board for such a purpose.  The Company’s Certificate of Incorporation currently contains other provisions which could have an anti-takeover effect, including provisions requiring a classified Board, removal of Board members only for cause and supermajority approval by stockholders in order to amend certain provisions of the Certificate of Incorporation related to the Board and other matters.

Relationship Between Amendment No. 1 and Amendment No. 2

Amendment No. 1 and Amendment No. 2 are separate proposals for submission to the Company’s stockholders, each of which may be voted upon separately.  The approval of each proposal is not conditioned upon the approval of the other proposal.  One, both or neither of the proposals could be approved.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ right with respect to the proposed Amendment No. 1 to the Certificate of Incorporation to increase the number of authorized shares of Common Stock, and the Company will not provide stockholders with any such right.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 1 TO AMEND THE
CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL 2:  AMENDMENT TO CERTIFICATE OF INCORPORATION—AUTHORITY OF BOARD OF DIRECTORS TO FIX  PREFERRED STOCK TERMS

The Company’s Board has unanimously approved an amendment (“Amendment No. 2 to the Certificate of Incorporation”) to the Company’s Certificate of Incorporation to permit the Board to fix and determine the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of each and every series of the Company’s currently authorized shares of Preferred Stock, without any further approval by holders of the Company’s Common Stock and/or outstanding Preferred Stock, if any, and has authorized Amendment No. 2 to the Certificate of Incorporation to be submitted to the Company’s stockholders for approval.  While 5,000,000 shares of Preferred Stock are authorized by the Certificate of Incorporation, the Certificate of Incorporation does not specify the rights and privileges of such Preferred Stock.  Following approval of Amendment No. 2, the Board could establish such terms of the Preferred Stock by approving a resolution adopting such terms of the Preferred Stock.  In accordance with Delaware law, the Company’s Certificate of Incorporation and the Company’s By-Laws, as amended, Amendment No. 2 to the Certificate of Incorporation is required to be approved by holders of a majority of the Company’s outstanding Common Stock.  Attached hereto as Appendix A is the Company’s Certificate of Incorporation, together with an amendment thereto, as in effect on the date hereof.  Attached hereto as Appendix B is the Amendment to the Certificate of Incorporation in  the form approved by the Board and substantially the form proposed to be filed in the State of Delaware (subject to requisite stockholder approval of both Proposals 1 and 2 set forth in this Proxy Statement, or if both Proposals 1 and 2 are not approved, otherwise in a form to reflect only Amendment No. 1 or Amendment No. 2, as applicable, as approved by the requisite approval of the Company’s stockholders).  Following approval and subsequent filing of Amendment No. 2 to the Certificate of Incorporation with the Secretary of State in the State of Delaware, the Board will have the ability to issue any or all of the 5,000,000 shares of Preferred Stock with such voting powers, designations, preferences, rights and qualifications, limitations or restrictions as fixed and determined by the Board, without stockholder approval, except to the extent required by Delaware law or applicable listing requirements.

As of November 19, 2010, the Company had no shares of Preferred Stock issued or outstanding.

Reasons for Amendment No. 2 to the Certificate of Incorporation

The Board unanimously deems it advisable and in the best interest of the Company to provide the Board with flexibility to determine and fix the terms of the Preferred Stock in the event the Board deems it desirable for the Company  to issue Preferred Stock in connection with one or more public or private offerings, acquisitions, financing transactions, strategic relationships or arrangements or other proper corporate purposes, in each case without further stockholder approval, except as required by applicable Delaware law and applicable stock market listing requirements.

While the Company does not presently have specific plans, intentions, agreements, understandings or arrangements regarding the issuance of any Preferred Stock, it would like the Board to be in position to fix the terms of the Preferred Stock without the delay and cost of further stockholder approval in the event the Company has an opportunity to issue Preferred Stock in a transaction or issuance which the Board deems advisable. The Company has and will continue to evaluate available alternatives for funding working capital, capital expenditures and operating losses, including private or public offerings of securities or other arrangements.  There can be no assurances that such financings or other arrangements will be available on terms acceptable to the Company, if at all.

Stockholder approval of Amendment No. 2 to the Certificate of Incorporation would, in certain circumstances, permit issuances of Preferred Stock without the delay and expense associated with further stockholder approval, except to the extent a particular issuance would require stockholder approval under Delaware law or applicable stock market listing requirements for the particular transaction.  Unless required by Delaware law or stock market listing requirements, the Company would not be required to seek further stockholder approval prior to the issuance of Preferred Stock and issuances, if any, would be determined by our Board, in its sole discretion.

Effect of Amendment No. 2 to the Certificate of Incorporation

The Amendment to the Certificate of Incorporation would be effective upon filing with the Secretary of State in Delaware.  There will be no changes to the Company’s Certificate of Incorporation by virtue of the filing of Amendment to the Certificate of Incorporation, other than to permit the Board to fix and determine the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any series of the Company’s currently authorized shares of Preferred Stock, without any further approval by holders of the Company’s Common Stock and/or outstanding Preferred Stock, and if Proposal 1 is approved, to increase the authorized number of shares of Common Stock from 50,000,000 shares to 75,000,000 shares.  The proposed Amendment will not have any immediate effect on the rights of existing stockholders. However, to the extent that Preferred Stock is issued in the future, the issuances would have consequences on our existing stockholders, including potentially diluting existing stockholder net tangible book value and voting power or otherwise providing the Preferred Stock holders with certain separate voting rights, preemptive rights or preferential rights to dividends upon liquidation of the Company, or otherwise, than is available for holders of Common Stock.  Common Stock holders would not have the ability to approve such terms of such Preferred Stock, subject to the requirements of applicable law and stock market listing requirements.  Our existing stockholders do not have any preemptive rights to purchase or subscribe for any part of any new or additional issuance of securities.

Advantages of Stockholder Approval of Amendment No. 2

If Amendment No. 2 to the Certificate of Incorporation is approved by the stockholders, the Company would have greater flexibility to issue Preferred Stock if the Board deems advisable for the Company to raise capital or pursue other strategic opportunities or otherwise, without stockholder approval, except as required by applicable law or stock market listing requirements.

Possible Disadvantages of Stockholder Approval of Amendment No. 2; Anti-Takeover Provisions

If Amendment No. 2 to the Certificate of Incorporation is approved, the Board could cause the Company to issue Preferred Stock: (1) with rights, powers and privileges which are more favorable than those available to holders of Common Stock; (2) in a transaction that the stockholders believe not to be desirable; or (3) in one or more transactions that could make a change of control of the Company more difficult or costly, and therefore more unlikely.  The Preferred Stock could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of capital stock  then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders.  The Board is not aware of any effort by a third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise nor does the Board have any intention of using Preferred Stock to deter a change of control.

Amendment No. 1 could also have an anti-takeover effect, though not approved by the Board for such a purpose.  The Company’s Certificate of Incorporation currently contains other provisions which could have an anti-takeover effect, including provisions requiring a classified Board, removal of Board members only for cause and supermajority approval by stockholders in order to amend certain provisions of the Certificate of Incorporation related to the Board and other matters.

Relationship Between Amendment No. 1 and Amendment No. 2

Amendment No. 1 and Amendment No. 2 are separate proposals for submission to the Company’s stockholders, each of which may be voted upon separately.  The approval of each proposal is not conditioned upon the approval of the other proposal.  One, both or neither of the proposals could be approved.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ right with respect to the proposed Amendment No. 2 to the Certificate of Incorporation, and the Company will not provide stockholders with any such right.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2 TO AMEND THE CERTIFICATE OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE TERMS OF THE AUTHORIZED PREFERRED STOCK.

OTHER MATTERS BEFORE THE SPECIAL MEETING

The Board does not know of any other matters that may come before the Special Meeting. However, if any other matters are properly presented to the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set forth in the next succeeding paragraph, none of our directors or executive officers or their associates have any substantial interest direct or indirect, by security holdings or otherwise, in the matter proposed to be approved by the stockholders as described in this proxy statement.

On November 9, 2009, we entered into a three-year $5.0 million revolving loan agreement (the “Loan”) with our Chairman, Lewis C. Pell (the “Lender”). Any amounts drawn against the Loan (an “Advance”) accrue interest at an annual rate of 7.5%. The Lender receives an availability fee equal to a per annum rate of 0.5% on the unused portion of the Loan calculated based on the difference between the average annual principal amount of the outstanding Advances under the Loan and the maximum advance of $5.0 million. The availability of advances under the Loan is subject to customary conditions.   As of November 19, 2010, the Company received Advances in the amount of $4.5 million under the Loan.  Subject to the terms of the Loan, we will be required to repay all amounts outstanding under the Loan upon a change of control of the Company and we will be required to repay part or all of the amounts outstanding if we secure other financing or consummate a sale or license of assets, in each case resulting in net proceeds to us of $5.0 million or greater.  As such, assuming the Amendment is effective, if the Company consummates a securities issuance (or certain other transactions) of the newly-authorized shares of Common Stock or of the authorized shares of Preferred Stock (on terms established by the Board), under the terms of the Loan, the Company may be required to repay all or a portion of the outstanding amount of Advances under the Loan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Directors and Executive Officers

The following table sets forth certain information, as of the Record Date (unless otherwise indicated below), with respect to the beneficial ownership of our Common Stock by: (i) each current director; and (ii) each current executive officer of the Company named in the Summary Compensation Table under Named Executive Officer Compensation in the Company’s Proxy Statement for the Company’s Annual Meeting filed with the SEC on July 22, 2010 and incorporated by reference into the Company’s annual report on Form 10-K filed with the SEC on June 2, 2010; and (iii) all current executive officers and directors as a group.

	Amount and		Current
	Nature of		Options, Warrants
Name of Beneficial Owner (1)	Beneficial Owner (2) (3)	Percent of Class	And Restricted Stock
David W. Anderson (4)	42,000	*	42,000
Warren Bielke (5)(6)	748,952	2.0%	532,000
Gideon Hirschmann (6)	239,621	*	147,254
Lothar Koob (4)	30,000	*	30,000
Mark S. Landman (5)(6)	296,368	*	212,321
Katsumi Oneda (7)	8,311,597	22.0%	34,000
Jitendra Patel (5)(6)	152,567	*	81,573
Lewis C. Pell (8)	8,819,159	23.4%	613,636
John J. Rydzewski (5)	52,500	*	30,000
Katherine L. Wolf (6)	430,226	1.1	312,458
All current directors and executive officers, as a group 10 persons (9)	19,122,990	50.7%	2.035.242

*	Less than 1% of the shares of Common Stock outstanding
(1)	Unless otherwise indicated below, each stockholder listed had sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws, if applicable.
(2)
The number of shares of Common Stock beneficially owned by each director, nominee for director or executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership.

(3)
The number of shares deemed outstanding includes 37,711,045 shares outstanding as of the Record Date, and any shares subject to stock options and warrants held by the person or entity in question that are currently exercisable or exercisable within 60 days thereafter.

(4)	All shares are subject to stock options currently exercisable or exercisable within 60 days after the Record Date.
(5)	Includes shares held of record and beneficially owned by the respective individual as of the Record Date.
(6)
Includes restricted stock awards granted under the Company’s stock incentive performance plan to Mr. Bielke (195,307 shares), Mr. Hirschmann (92,367 shares), Mr. Landman (72,047 shares), Mr. Patel (62,244 shares), and Ms. Wolf (117,768 shares). The restricted stock awards are subject to certain performance and time restrictions.

(7)	Includes 47,500 shares and 37,500 shares held of record and beneficially owned by Mr. Oneda’s son and daughter, respectively; Mr. Oneda disclaims beneficial ownership of these shares.
(8)
Includes 50,000 shares and 42,500 shares held of record and beneficially owned by Mr. Pell’s wife and child, respectively, and 2,400 shares held by Mr. Pell’s brother’s family; Mr. Pell disclaims beneficial ownership of these shares. Also includes exercisable warrants to purchase 272,727 shares of our common stock at $1.375 per share and 340,909 shares at $1.65 per share.

(9)
Includes, as to all current directors and executive officers as a group, 2,035,242 shares subject to stock options and warrants that are currently exercisable or exercisable within 60 days after the Record Date, and 179,900 shares for which certain individuals have disclaimed beneficial ownership, as set forth in the above footnotes.

Stock Ownership of Certain Stockholders

The following table sets forth the beneficial ownership of our Common Stock as of the Record Date by each person who is known by us to beneficially own more than 5% of the outstanding shares of Common Stock, other than as reflected on the Stock Ownership of Directors and Officers above:

	Amount
	and Nature	Percent of
Name of Beneficial Owner	of Beneficial Owner	Class
Asahi Kogaku Kogyo Kabushiki Kaisha (1)	2,000,000	5.3%

(1)
Based on information provided by Pentax Corporation. Shares are held by in the name of Ashi Kogaku Kogyo Kabushiki Kaisha. The address for the beneficial owner is 2-36-9, Maeno-cho, Itabashi-Ku Tokyo 174-8639 Japan.

Change in Control

The Company is not aware of any arrangement which may at a subsequent date result in a change in control of the Company.

OTHER MATTERS RELATED TO THIS PROXY STATEMENT

 Solicitation of Proxies

This solicitation of proxies is made on behalf of the Company and we will bear all costs of solicitation. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, fax and personal interviews, and we reserve the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in this connection.

Delivery of Documents to Security Holders Sharing an Address

Unless the Company has received contrary instructions from a stockholder, only one Proxy Statement was mailed to each household with multiple security holders sharing an address. Upon written request made to Vision-Sciences, Inc., 40 Ramland Road South, Orangeburg, New York 10962, Attention: Corporate Secretary, or orally by calling the Corporate Secretary at (848) 365-0600,  a separate set of this Proxy Statement will be delivered to each stockholder sharing an address with other stockholder(s).

By Order of the Board of Directors,

Lewis C. Pell, Chairman
November 19, 2010

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET OR COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
VISION-SCIENCES, INC

Pursuant to Section 242
of the General Corporation Law of
the State of Delaware

Vision-Sciences, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

At a meeting on May 9, 2000 of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware by a majority of the outstanding stock entitled to vote thereon at the Corporation's 2000 Annual Meeting of Stockholders on August 17, 2000. The resolution setting forth the amendment is as follows:

RESOLVED: That Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 50,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock") and (ii) 5,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock").

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President and attested by its Secretary this 17th day of August, 2000.

VISION-SCIENCES, INC.

	By:	/s/ Katsumi Oneda
Katsumi Oneda
President

ATTEST:

/s/ Gerald B. Lichtenberger
Gerald B. Lichtenberger
Secretary

[seal]

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

VISION-SCIENCES, INC.

Incorporated pursuant to an original Certificate of Incorporation filed under the name “Machida Incorporated” with the Secretary of State of the State of Delaware on October 19, 1987 as previously amended pursuant to (i) an amendment filed September 19, 1988; (ii) an amendment for merger filed October 4, 1988; (iii) an amendment for merger filed March 31, 1989; (iv) an amendment filed June 2, 1989; (v) an amendment filed September 12, 1989; (vi) an amendment filed December 18, 1990; (vii) a certificate of stock designations filed December 18, 1990; (viii) a certificate of resignation of registered agent filed May 1, 1991; (ix) a certificate of change of registered agent filed May 16, 1991; (x) an amendment filed May 17, 1991; (xi) an amendment filed February 28, 1992; (xii) an amended certificate of stock designations filed February 28, 1992; (xiii) an amendment filed June 3, 1992; (xiv) an amendment filed November 24, 1992; (xv) a certificate of correction filed February 9, 1993; (xvi) an amendment to the certificate of stock designations filed February 9, 1993; and (xvii) a certificate of retirement filed February 9, 1993.  This Amended and Restated Certificate of Incorporation (i) effects changes in the first paragraph of Article FOURTH and in the first paragraph of Article THIRTEENTH contained in an amendment to the Certificate of Incorporation filed June 3, 1992 pursuant to Section 242 of the General Corporation Law of the State of Delaware, which changes became effective subsequent to June 3, 1992 and (ii) restates and integrates the Certificate of Incorporation of the Corporation and, as such, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

We, the undersigned, for purposes of restating the Certificate of Incorporation of Vision-Sciences, Inc. pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, do hereby certify as follows:

FIRST.  The name of the Corporation is:

Vision-Sciences, Inc.

SECOND.  The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle.  The name of its registered agent at such address is The Corporation Trust Company.

THIRD.  The nature of the business or purposes to be conducted or promoted by the Corporation is as follows:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH.  The total number of shares of all classes of stock, which the Corporation shall have authority to issue is (i) 25,000,000 shares of Common Stock, $.01 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.	COMMON STOCK.

1.
GENERAL.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

2.	VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

3.
DIVIDENDS.  Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

4.
LIQUIDATION.  Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.	PREFERRED STOCK.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption, privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. No vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of the Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation

FIFTH.  In furtherance of and not in limitation of powers conferred by statute, it is further provided:

1.	Election of directors need not be by written ballot.

2.	The Board of Directors is expressly authorized to adopt, amend or repeal the By-laws of the Corporation.

SIXTH.  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

SEVENTH.  Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

EIGHTH.  1. Actions, Suits and Proceedings Other than by or in the Right of the Corporation.  The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”) or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.  Notwithstanding anything to the contrary in this Article, except as set forth in Section 6 below, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation

2. Actions or Suits by or in the Right of the Corporation.  The Corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) which the Court of Chancery of Delaware or such other court shall deem proper.

3. Indemnification for Expenses of Successful Party.  Notwithstanding the other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, he shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purposes.

4. Notification and Defense of Claim. As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought.  With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.  After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Section 4.  The Indemnitee shall have the right to employ his own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article.  The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

5. Advance of Expenses.  Subject to the provisions of Section 6 below, in the event that the Corporation does not assume the defense pursuant to Section 4 of this Article of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter, provided, however ,that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article.  Such undertaking may be accepted without reference to the financial ability of such person to make such repayment.

6. Procedure for Indemnification.  In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses.  Any such indemnification or advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the corporation of the written request of the Indemnitee, unless with respect to requests under Section 1, 2 or 5 the Corporation determines, by clear and convincing evidence, within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1 or 2, as the case may be.  Such determination shall be made in each instance by (a) a majority vote of a quorum of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), (b) if no such quorum is obtainable, a majority vote of a committee of two or more disinterested directors, (c) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question, (d) independent legal counsel (who may be regular legal counsel to the Corporation), or (e) a court of competent jurisdiction

7. Remedies.  The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above in Section 6.  Unless otherwise provided by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article shall be on the Corporation.  Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.  The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

8. Subsequent Amendment.  No amendment, termination or repeal of this Article or of the relevant provisions of the General Corporation Law of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

9. Other Rights. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article

10. Partial Indemnification. If an Indemnitee is entitled under any provision of this Article to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

11. Insurance.  The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of Delaware.

12. Merger or consolidation. If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

13. Savings Clause.  If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

14. Definitions. Terms used herein and defined in Section 145(h) and Section 145(i) of the General Corporation Law of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

two-thirds (66 2/3%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, Articles SEVENTH, EIGHTH and NINTH. Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute and the Amended and Restated Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation

15. Subsequent Legislation. If the General Corporation Law of Delaware is amended after adoption of this Article to expand further the indemnification permitted to Indemnitees, then the Corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

NINTH.  Notwithstanding any other provision of law, the Amended and Restated Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, Articles SEVENTH, EIGHTH and NINTH.  Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute and the Amended and Restated Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

TENTH.  [Intentionally Deleted.]

ELEVENTH.  This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 245 of the General Corporation Law of Delaware.

TWELFTH.  This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.

1. Number of Directors. The number of directors of the Corporation shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time pursuant to a resolution adopted by the Board of Directors.

2. Class of Directors.  The Board of Directors shall be and is divided into three classes; Class I, Class II and Class III.  No one class shall have more than one director more than any other class.  If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

3. Election of Directors.  Elections of directors need not be by written ballot except as and to the extent provided in the By-laws of the Corporation.

4. Terms of Office.  Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term ending on the date of the annual meeting following the end of the Corporation's fiscal year ending March 31, 1992; and each initial director in Class II shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's fiscal year ending March 31, 1993; and provided further, that the term of each director shall continue until the election and qualification of his/her successor and shall be subject to his/her earlier death, resignation or removal.

5. Allocation of Directors among Classes in the Event of Increases or Decreased in the Number of Directors.  In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he/she is a member and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class

6. Quorum; Action at Meeting.  A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 1 above constitute a quorum.  If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of those present may adjourn the meeting from time to time.  Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, by the By-laws of the Corporation or by this certificate of Incorporation.

7. Removal. If and for so long as the Board of Directors is classified pursuant to Section 141(d) of the Delaware General Corporation Law, stockholders may effect the removal of a director or the entire Board of Directors only for cause, unless this Certificate of Incorporation otherwise provides.

8. Vacancies. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by a vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his/her successor and to his/her earlier death, resignation or removal.

9. Amendments.  Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least 75% of the votes which all of the stockholders would be entitled to cast at an annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TWELFTH.

THIRTEENTH. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of all of the outstanding shares of stock that would be entitled to vote thereon at a meeting of stockholders.  Notwithstanding any other provisions of law, the Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least 75% of the votes which all of the stockholders would be entitled to cast at an annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article THIRTEENTH.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Amended and Restated Certificate of Incorporation to be signed by its President and attested by its Secretary this 10th day of February, 1993.

VISION-SCIENCES, INC.

	By:	/s/ David W. Prigmore
David W. Prigmore
President

ATTEST:

/s/
Secretary

[seal]

APPENDIX B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
VISION-SCIENCES, INC.

VISION-SCIENCES, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify:

FIRST:  That, in accordance with Section 242 of the DGCL, the Board of Directors of the Corporation duly adopted resolutions declaring advisable the amendment of the Certificate of Incorporation of the Corporation and directing that said amendment be considered for approval by the stockholders of the Corporation at a special meeting of the Corporation.

SECOND: That, in accordance with Section 242 of the DGCL, the stockholders of the Corporation duly approved the proposed amendment at a special meeting of the stockholders by a majority of the outstanding stock entitled to vote thereon.

The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the FOURTH Article of the Corporation’s Certificate of Incorporation be amended to read in its entirety as follows:

FOURTH:  The total number of shares of all classes of stock that the Corporation shall have authority to issue is (i) seventy-five million (75,000,000) shares of Common Stock, $0.01 par value per share (“Common Stock”) and (ii) five-million (5,000,000) shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided.  Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.  Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

B-1

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions of the Board of Directors providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the General Corporation Law of Delaware.  Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock or any other series to the extent permitted by law.  No vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of the Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FOURTH: The effective date of said amendment to the Certificate of Incorporation of the Corporation shall be the date it is filed with the Secretary of State.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by Warren Bielke, its Interim Chief Executive Officer, this        day of ________________, 2010.

VISION-SCIENCES, INC.

/s/
Name:
Title:	Interim Chief Executive Officer

B-2

VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VISION-SCIENCES, INC. 40 RAMLAND ROAD SOUTH ORANGEBURG, NY 10962
VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting.  Have your proxy card in hand when you call and then follow the instructions

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that it arrives the day before the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M26356-P99936	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VISION-SCIENCES, INC.

The Board of Directors recommends a vote FOR proposals 1 and 2.		For	Against	Abstain

1.  To approve an amendment to the Vision-Sciences, Inc. Certificate of Incorporation to increase the number of authorized shares of Vision-Sciences, Inc. Common Stock from 50,000,000 shares of Common Stock, $0.01 par value per share to 75,000,000 shares of Common Stock.
		☐	☐	☐

2.  To approve an amendment to the Vision -Sciences, Inc. Certificate of Incorporation  to permit the Board of Directors of Vision-Sciences, Inc. to fix and determine the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any series of Vision-Sciences, Inc.’s currently authorized shares of Preferred Stock.
		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof

Please sign exactly as you name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sing. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (PLEASE SIGN WITHIN BOX)		Date

M26357-P99936
VISION-SCIENCES, INC. Special Meeting of Shareholders December 15, 2010 10:00 AM This proxy is solicited by the Board of Directors

The undersigned, revoking all prior proxies, hereby appoint(s) Lewis C. Pell and Warren Bielke, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of Vision-Sciences, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of shareholders of vision-Sciences, Inc., to be held at its offices at 40 Ramland Road South, Orangeburg, New York 10962, on December 15, 2010 at 10:00 a.m., local time, and at any adjournment thereof.

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder(s).  IF THIS PROXY IS SIGNED, BUT IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.  Attendance of the undersigned at the meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing before it is exercised or affirmatively indicate his intent to vote in person.

Continued and to be signed on reverse side